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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                   ----------

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                January 22, 1998


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                                   TEXACO INC.
             (Exact name of registrant as specified in its charter)



          Delaware                         1-27                 74-1383447
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
        incorporation)                     Number)        Identification Number)



    2000 Westchester Avenue,                                        10650
     White Plains, New York                                       (Zip Code)
(Address of principal executive offices)

                                 (914) 253-4000

              (Registrant's telephone number, including area code)



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Item 5.  Other Events
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1.                On January  22,1998,  the Registrant  issued an Earnings Press
                  Release entitled "Texaco Reports Results: Fourth Quarter 1997 Earnings of $623 Million Cap Record Year - 1997 Net Income Exceeds $2.6 Billion," a copy of which is attached hereto as
                  Exhibit 99.1 and made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)               Exhibits

         99.1 Press Release issued by the Registrant dated January 22, 1998, entitled "Texaco Reports Results: Fourth Quarter 1997 Earnings of $623 Million Cap Record Year - 1997 Net Income Exceeds $2.6 Billion."




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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                                 TEXACO INC.
                                                           ---------------------
                                                                (Registrant)





                                                       By:       R. E. KOCH
                                                           ---------------------
                                                           (Assistant Secretary)





Date:  January 23, 1998